Exh. 10.85.1

[logo]
CREDIT AGRICOLE
D'ILE-DE-FRANCE
[illegible letterhead]
                                         INTER PARFUMS
                                         4, Rond-Point de Champs Elysees

                                         75008 PARIS

Our Ref.: PC/PS

                                         PARIS, June 19, 1996

Attention: Mr. Jean-Guy LECLERQ

         Gentlemen:

         Following our various conversations, please find enclosed the lines and terms we are offering you.

         We assure you that the transactions you entrust to us will be handled with the utmost care.

         Please do not hesitate to contact us should you need any further details or information.

                                                   Very truly yours,


                                                   Manager of the
                                                   I.A.A. & Distribution Sector

                                                   /s/ Philippe Simon
                                                   ------------------




REGIONAL OFFICE FOR CREDIT AGRICOLE MUTUEL DE PARIS ET
D'ILE-DE-FRANCE
[illegible]


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- Overdraft        5,000,000 F    T4M + 1
- Cash credit      5,000,000 F    Pibor + 0.80
- Trade discount   4,000,000 F    Pibor + 0.60
- M.C.N.E          6,000,000 F    Pibor + 0.60
- Currency rate    10,000,000 F